SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Volt Information Sciences, Inc.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)


             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         VOLT INFORMATION SCIENCES, INC.
                           1221 Avenue of the Americas
                          New York, New York 10020-1579


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 21, 1998

TO THE SHAREHOLDERS OF
VOLT INFORMATION SCIENCES, INC.

The Annual Meeting of Shareholders of Volt Information Sciences, Inc. (the "Company") will be held at the 1st floor Atrium, Volt Corporate Park, 2401 N. Glassell Street, Orange, California, on Tuesday, April 21, 1998, at 2:30 P.M., Pacific time, to consider the following:

     1. The election of three Class I directors to serve until the Annual Meeting of Shareholders to be held in the year 2000 and until their respective successors are elected and qualified;

     2. A proposal to approve an amendment to the Company's 1995 Non-Qualified Stock Option Plan that authorizes the granting of options thereunder to non-employee directors of the Company;

     3. A proposal to ratify the action of the Board of Directors in appointing Ernst & Young LLP as the Company's independent auditors for the fiscal year ending October 30, 1998; and

     4. Such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on February 23, 1998 will be entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill out and sign the enclosed Proxy exactly as your name appears on the Proxy, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience and requires no postage if mailed within the United States. The giving of this Proxy will not affect your right to vote in person in the event that you find it convenient to attend the meeting.

                                              By Order of the Board of Directors

                                                         Jerome Shaw,
                                                          Secretary
New York, New York
February 27, 1998

                         VOLT INFORMATION SCIENCES, INC.
                           1221 Avenue of the Americas
                          New York, New York 10020-1579

                                 PROXY STATEMENT
                                       For
                         ANNUAL MEETING OF SHAREHOLDERS


This Proxy Statement, to be mailed on or about February 27, 1998, is furnished in connection with the solicitation by the Board of Directors of Volt Information Sciences, Inc., a New York corporation (the "Company"), of Proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Shareholders of the Company to be held on April 21, 1998 and at any adjournments or postponements thereof (the "Annual Meeting").

Only holders of record of the Company's Common Stock (the "Common Stock") as of the close of business on February 23, 1998 are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were issued and outstanding 14,905,019 shares of Common Stock of the Company. Each such issued and outstanding share of Common Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence, in person or by proxy, of the holders of at least 35% of the total issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business thereat. All share and per share information concerning the Company's Common Stock have been adjusted to reflect the three-for-two stock split in the form of a 50% stock dividend distributed on May 27, 1997.

All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of specification: (a) for the election of all nominees named herein to serve as directors, (b) in favor of the proposal to approve an amendment to the Company's 1995 Non-Qualified Stock Option Plan that authorizes the granting of options thereunder to non-employee directors of the Company and (c) in favor of the proposal to ratify the appointment of independent auditors. Management does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If any other matters or motions properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matter dealing with the conduct of the Annual Meeting. Proxies may be revoked at any time prior to their exercise by written notification to the Secretary of the Company at the Company's principal executive offices located at 1221 Avenue of the Americas, New York, New York 10020-1579, by voting at the Annual Meeting or by submitting a later dated proxy.

Separate Proxies are being transmitted to each employee of the Company who is a participant in the Company's Employee Stock Ownership Plan (the "ESOP") or has shares of the Company's Common Stock attributable to his or her account as a participant in the Company's 401(k) Savings Plan (the "Savings Plan"). Shares in the ESOP allocated to a participant's ESOP account will be voted as directed by the participant in a signed Proxy which is timely returned to the ESOP Trustee. Unallocated shares and shares in the ESOP as to which the ESOP Trustee does not receive such direction will be voted by the ESOP Trustee on the foregoing matters in the same proportion as shares are voted by participants who direct the Trustee as to how to vote. Similarly, shares of Common Stock held in a Savings Plan participant's account will be voted as directed by the participant in a signed Proxy which is timely returned to the Savings Plan Trustee. Shares in the Savings Plan as to which the Savings Plan Trustee does not receive such direction will be voted by the Savings Plan Trustee in such manner as the Plan Administrator deems proper in the Plan Administrator's best judgment.

The cost of solicitation of Proxies, including the cost of reimbursing banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding Proxy soliciting material to beneficial owners of Common Stock, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers and regular employees of the Company by mail and, if determined to be necessary, by telephone, telegraph or personal interviews.

A plurality of votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy is required to approve the proposed amendment to the Company's 1995 Non-Qualified Stock Option Plan and to ratify the selection of Ernst & Young as the Company's independent auditors for fiscal 1998. Abstentions and broker non-votes with respect to any matter are not considered votes cast with respect to that matter (and, consequently, will have no effect on the vote on the foregoing matters), but are counted in determining a quorum.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                         OWNERS, MANAGEMENT AND NOMINEES

The following table sets forth information, as of January 31, 1998, with respect to the beneficial ownership of Common Stock, its only class of voting or equity securities, by (a) each person who is known to the Company to own beneficially more than five percent of the Company's outstanding shares of Common Stock, (b) each of the directors of the Company, including nominees to serve as directors,
(c) each of the executive officers named in the Summary Compensation Table contained under "Executive Compensation" and (d) executive officers and directors as a group:


                                   Amount and Nature of           Percent of
Beneficial Owner                 Beneficial Ownership (1)          Class (2)
----------------                 ------------------------          ---------

William Shaw
  1221 Avenue of the Americas
  New York, NY  10020-1579             3,691,381 (3)(4)              24.6%

Jerome Shaw
  2401 N. Glassell Street
  Orange, CA  92665                    3,196,531 (3)(5)              21.3%

James J. Groberg                           3,703 (3)                   *
Irwin B. Robins                           16,135 (3)                   *
John R. Torell III                         3,000                       *
Mark N. Kaplan                             3,000                       *
Howard B. Weinreich                        7,933 (3)                   *

All Executive Officers and
  Directors as a Group
  (11 persons including the foregoing) 7,153,258 (3)(6)              46.7%

------------------------------------

(1) Except as noted, the named beneficial owners have sole voting and dispositive power with respect to their beneficially owned shares. Includes shares held for the account of executive officers under the ESOP and the Savings Plan.

                                              (footnotes continued on next page)

(2) Asterisk indicates less than 1%. Shares reflected as owned by a person that are not outstanding, but that are issuable upon exercise of options held by such person that were exercisable on or within 60 days after January 31, 1998, are considered outstanding for the purpose of computing the percentage of outstanding Common Stock that would be owned by the optionee if the options were exercised, but (except for the calculation of the beneficial ownership by all executive officers and directors as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(3) Includes the following shares issuable upon the exercise of the portion of options granted by the Company which were exercisable on or within 60 days after January 31, 1998: William Shaw, 120,000 shares; Jerome Shaw, 120,000 shares; James J. Groberg, 500 shares; Irwin B. Robins, 6,200 shares; Howard B. Weinreich, 4,500 shares; and all executive officers and directors as group, 253,300 shares.

(4) Includes 99,561 shares owned of record by Mr. Shaw as sole trustee of a trust for the benefit of his wife, as to which shares Mr. Shaw disclaims beneficial ownership.

(5) Includes (i) 2,797,216 shares owned of record by Mr. Shaw and his wife as trustees of a revocable trust for their benefit, as to which they have shared voting and investment power (pursuant to the terms of the trust, Mr. Shaw may demand that these shares be transferred to him at any time) and (ii) 236,250 shares owned of record by Mr. Shaw and his wife as trustees of a trust for the benefit of one of their children, as to which Mr. and Mrs. Shaw may be deemed to have shared voting and investment power (the inclusion of which 236,250 shares is not an admission of beneficial ownership thereof by Mr. Shaw). Excludes 6,650 shares owned of record by Mr.
Shaw's wife, as to which Mr. Shaw disclaims beneficial ownership.

(6) Excludes 6,650 shares owned beneficially by the spouse of an executive officer and director, as to which shares such executive officer and director disclaims beneficial ownership.



                              ELECTION OF DIRECTORS

The Company's Board of Directors consists of six directors, divided into two classes. The terms of office of Class I and Class II directors expire at the 1998 and 1999 Annual Meeting of Shareholders, respectively. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that annual meeting to serve for a term of two years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's shareholders.

Unless otherwise directed, persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election as directors of Irwin B. Robins, John R. Torell III and Mark N. Kaplan as Class I directors, each to serve until the Annual Meeting of Shareholders to be held in the year 2000 and, in each case, until his successor is elected and qualified (such persons being herein referred to as "nominees"). Each nominee has indicated his availability to serve as a director. In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of the Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors.

A plurality of the votes cast at the Annual Meeting in person or by proxy is required for the election of each nominee. Votes withheld will have no effect on the outcome of the election of directors.

BACKGROUND OF NOMINEES AND CONTINUING DIRECTORS

NOMINEES (CLASS I)

IRWIN B. ROBINS, 63, has been a Senior Vice President of the Company for more than the past five years and has been employed in executive capacities by the Company since 1980. He has served as a director of the Company since 1981.

JOHN R. TORELL III, 58, has been a director of the Company since October 1989. Mr. Torell has been Chairman of Torell Management Inc. (an investment company) for more than the past five years. He is past President of Manufacturers Hanover Corporation (a bank holding company) and Manufacturers Hanover Trust Company (a bank); past Chairman, President and Chief Executive Officer of CalFed, Inc. (a savings and loan holding company); and past Chairman and Chief Executive Officer of Fortune Bancorp (a savings and loan holding company). He is also a director of American Home Products Corporation, Paine Webber Group, Inc., Heartland Technologies, Inc. and Claremont Technology Group, Inc.

MARK N. KAPLAN, 68, has been a director of the Company since April 1991. Mr. Kaplan has been a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP since October 1979. He is also a director of Grey Advertising, Inc., Diagnostic/Retrieval Systems, Inc., Refac Technology Development Corporation, American Biltrite, Inc., Congoleum Corporation and MovieFone, Inc.

DIRECTORS WHOSE TERM OF OFFICE CONTINUES AFTER THE ANNUAL MEETING

(CLASS II)

WILLIAM SHAW, 73, a founder of the Company, has been President and Chairman of the Board of the Company for more than the past five years and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957.

JEROME SHAW, 71, also a founder of the Company, has been Executive Vice President and Secretary of the Company for more than the past five years and has been employed in executive capacities by the Company and its predecessors since 1950. He has served as a director of the Company since its formation in 1957.

JAMES J. GROBERG, 69, has been a Senior Vice President of the Company for more than the past five years and has been employed in executive capacities by the Company since 1985 and also from 1973 to 1981. He has served as a director of the Company since 1987.

William Shaw and Jerome Shaw are brothers. Steven A. Shaw, a Vice President of the Company, is the son of Jerome Shaw. There are no other family relationships among the directors or executive officers of the Company. Messrs. William Shaw, Jerome Shaw and Irwin B. Robins are parties to employment agreements with the Company. See "Employment Agreements" under "Executive Remuneration".

COMMITTEES OF THE BOARD

The Company has Audit and Compensation Committees, but does not have a nominating committee.

The Audit Committee, consisting of Messrs. Kaplan and Torell, is authorized to examine and consider matters related to internal and external audits of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditor's engagement, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, the quality of the Company's system of internal accounting controls, and matters of concern to the independent auditors resulting from the audit, including the result of the independent auditor's review of internal accounting controls and suggestions for improvements. The Audit Committee met once during the past fiscal year.

The Compensation Committee, consisting of Messrs. Kaplan and Torell, is authorized to make recommendations to the Board concerning compensation for those officers who are also directors of the Company. The Compensation Committee did not meet separately from the entire Board during the past fiscal year.

The Company's 1995 Non-Qualified Stock Option Plan, as amended in August 1996, when the Company adopted revised provisions of Rule 16b-3 promulgated under the Securities and Exchange Act of 1934, provides that it is to be administered by the Board of Directors which may delegate its authority to a committee of the Board. Since that time, all options have been granted by the full Board of Directors instead of by the Stock Option Committee, which consists of Messrs. William Shaw, Kaplan and Torell.

The Board of Directors met four times during the past fiscal year and acted by unanimous written consent on four occasions following informal discussions. Each director attended all of the meetings of the Board of Directors and Committees on which he served which were held during the fiscal year.

                             EXECUTIVE REMUNERATION

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation during the fiscal years ended October 31, 1997, November 1, 1996 and November 3, 1995 of the Company's Chief Executive Officer and each of the four other executive officers of the Company who received the highest cash compensation during the fiscal year ended October 31, 1997 for services rendered in all capacities to the Company and its subsidiaries:

                                                                    Long-Term
                                        Annual Compensation        Compensation
                                        -------------------        ------------
                                                               Securities Underlying     All Other
Principal Position             Year     Salary (1)    Bonus          Options (2)       Compensation (3)
------------------             ----     ----------    -----          -----------       ----------------
William Shaw,                  1997     $355,000     $30,000             --               $1,697
  President and                1996      355,000        --             54,000              1,707
  Chief Executive Officer      1995      348,365        --               --                1,631

Jerome Shaw,                   1997      355,000      30,000             --                1,697
  Executive Vice President     1996      355,000        --             54,000              1,707
                               1995      348,365        --               --                1,894

James J. Groberg,              1997      263,889      15,000             --                1,339
  Senior Vice President and    1996      248,462      65,000           32,000              1,340
  Chief Financial Officer      1995      240,528      15,000             --                1,651

Irwin B. Robins,               1997      232,615      15,000             --                1,457
  Senior Vice President        1996      220,155      10,000           32,000              1,468
                               1995      214,135      10,000             --                1,907

Howard B. Weinreich,           1997      171,600      12,000             --                1,343
  General Counsel              1996      161,589       7,500           12,000              1,349
                               1995      154,915       7,500             --                1,781

-------------------------------------

(1) Includes compensation deferred under the Company's deferred compensation plan and under the Savings Plan.

(2) In addition to options to purchase shares of the Company's Common Stock, includes options to purchase the following number of shares of Common Stock of the Company's 59% - owned subsidiary, Autologic Information International, Inc. ("Autologic"): William Shaw, 9,000 shares; Jerome Shaw, 9,000 shares; James J. Groberg, 5,000 shares; Irwin B. Robins, 5,000 shares; and Howard B. Weinreich, 3,000 shares.

(3) Amounts in fiscal 1997 include premiums under the Company's group life insurance policy ($709 for William Shaw; $709 for Jerome Shaw; $351 for James J. Groberg; $469 for Irwin B. Robins; and $355 for Howard B. Weinreich) and the market value at the date of contribution of the portion of the shares of Common Stock contributed by the Company under its ESOP ($987 for each of the named executive officers), together with the market value at fiscal year-end of the portion of the shares forfeited by terminated employees under such plan , which were allocated during fiscal 1998 with respect to fiscal 1997 to the named officers in accordance with such plan ($1 for each of the named executive officers).

OPTION GRANTS IN LAST FISCAL YEAR

No options were granted by the Company or Autologic during the Company's 1997 fiscal year to any of the executive officers named in the Summary Compensation Table.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth certain information concerning Common Stock of the Company acquired upon the exercise of stock options to purchase shares of the Company's Common Stock during the Company's fiscal year ended October 31, 1997 (no options to purchase Common Stock of Autologic were exercised), and Common Stock of the Company and Autologic subject to unexercised options held at October 31, 1997, in each case by the executive officers named in the Summary Compensation table:

                                             Number of Shares      Value of
                                                Underlying       In-the-Money
                                            Unexercised Options    Options
                                                at Fiscal         at Fiscal
                      Shares                     Year-End          Year-End
                     Acquired      Value      (Exercisable/    (Exercisable/
Name                on Exercise  Realized(1)   Unexercisable)  Unexercisable)(2)
----                -----------  ------------  --------------  -----------------
William Shaw            75,000    $1,769,088     129,000/0       $6,836,100/0
Jerome Shaw             75,000     1,769,088     129,000/0        7,166,265/0
James J. Groberg        26,500       687,918       5,500/0           25,458/0
Irwin B. Robins         20,800       817,967      11,200/0          315,683/0
Howard B. Weinreich      7,500       251,000       7,500/0          229,125/0

-------------------------------------------
(1) Represents the closing sale price of the Company's Common Stock underlying the options, as reported by the New York Stock Exchange, Inc. on the dates of exercise of the options, minus the option exercise prices. None of the options to purchase Common Stock of Autologic were exercised.

(2) Represents the closing sale price of the Company's Common Stock underlying the options, as reported by the New York Stock Exchange, Inc. on October 31, 1997, minus the option exercise prices. None of the options to purchase Common Stock of Autologic were in-the-money.



STANDARD COMPENSATION OF DIRECTORS

Each director of the Company who is not an officer or employee of the Company receives a director's fee at the annual rate of $25,000 and is also reimbursed for out-of-pocket expenses related to his services. On January 26, 1998, Mark N. Kaplan and John R. Torell III, the Company's two present non-employee directors, were each granted an option under the Company's 1995 Non-Qualified Stock Option Plan to purchase 7,500 shares of Common Stock at an exercise price of $40.03 per share, 100% of the average of the high and low sales prices of the Common Stock on the New York Stock Exchange, Inc. on that date. Each option has a ten year term and is exercisable as to one-fifth of the number of shares subject to the option annually, on a cumulative basis, commencing one year after the date of grant. The options are subject to approval at the Meeting of an amendment to the Company's 1995 Non-Qualified Stock Option Plan to permit directors who are not employees of the Company to participate in that plan. See "Amendment to 1995 Non-Qualified Stock Option Plan."

EMPLOYMENT AGREEMENTS

The Company is a party to employment agreements dated as of May 1, 1987 with William Shaw and Jerome Shaw. These agreements, as amended, provide for the employment of each in his present executive capacity at an annual base salary which is presently $355,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The employment term under each employment agreement continues until the April 30 which is five years next following the giving by either the Company or the executive of notice to terminate such employment. The agreements also provide for service thereafter for the remainder of the executive's life as a consultant to the Company for annual consulting fees equal to 75% for the first ten years of the consulting period, and 50% for the remainder of the consulting period, of his base salary as in effect immediately prior to the commencement of the consulting period. Upon the death of the executive, the Company will pay to his beneficiary a death benefit equal to three times his annual base salary at the date of death (if his death shall have occurred while employed as an executive), 2.25 times his annual base salary at the end of his employment as an executive (if his death shall have occurred during the first ten years of the consulting period) or 1.5 times his annual base salary at the end of his employment as an executive (if his death shall have occurred during the remainder of the consulting period). Each employment agreement permits the executive to accelerate the commencement of the consulting period if a "change in control" (as defined in the agreements) of the Company shall occur or if the Company's office where the executive presently performs his principal services shall be relocated to a different geographical area.

The Company is also a party to an employment agreement dated as of May 1, 1987, as amended, with Irwin B. Robins, providing for his continued employment as Senior Vice President and head of the Company's Legal Department until April 30, 1998. Pursuant to the agreement, Mr. Robins is entitled to receive an annual base salary, which is presently $240,000 (subject to increases and additional compensation, including bonuses, from time to time, at the discretion of the Board of Directors). The agreement also provides that, if a "change in control" (as defined in the agreement) of the Company shall occur and thereafter either Mr. Robins shall elect to terminate his employment within two years after the occurrence of certain events (which generally are adverse changes in his compensation, position, function or location) or his employment shall be terminated by the Company for any reason other than death, incapacity or "cause" (as defined in the agreement), Mr. Robins will be entitled to receive (a) his regular compensation, including benefits, through the date on which his employment terminates and (b) a lump-sum payment in an amount equal to 2.99 times his "base amount" (as defined in Section 280G (b) (3) of the Internal Revenue Code of 1986, as amended). Mr. Robins will not be obligated to seek other employment nor mitigate the payment of the lump sum with any compensation received from other employment.

Under the three employment agreements described above, William Shaw, Jerome Shaw and Irwin B. Robins are prohibited from engaging in any business competitive with the Company, competing with the Company for its customers or encouraging employees of the Company to leave their employment. These restrictions apply for the duration of the respective agreements and for one year thereafter if the executive's employment shall have been terminated by the Company "for cause" (as defined in his agreement). William Shaw and Jerome Shaw will not be bound by these restrictions after a "change in control" (as defined) of the Company shall have occurred if, during their respective consulting periods, they shall elect to terminate their respective employment agreements and thereby relinquish any further payments or other benefits thereunder.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

To date, all decisions regarding the cash compensation of executive officers and, since August 1996, all decisions regarding the granting of stock options have been made by the entire Board of Directors. Accordingly, William Shaw, Jerome Shaw, Irwin B. Robins and James J. Groberg, executive officers of the Company, participated in deliberations of the Company's Board of Directors concerning executive officer compensation during the year ended October 31, 1997. Each executive officer who is also a director does not participate in deliberations as to his own compensation.

REPORT WITH RESPECT TO EXECUTIVE COMPENSATION COMMITTEE

Executive Compensation. Compensation of executive officers is comprised of salary as a base compensation, bonuses as a means of short-term compensation and stock options to foster long-term incentive. All determinations as to the compensation of each executive officer who is a member of the Company's Board of Directors is made on an individual basis by the Board, after consultation with senior management, although an executive officer who is also a member of the Board does not participate in the Board's determination of his own compensation.

In making its decisions as to base salary, the Board gives effect to the executive's performance and responsibilities, inflationary trends, competitive market conditions and other subjective factors, without ascribing specific weights to these factors. Bonuses are based upon the Company's performance, as well as the executive's overall performance, contribution toward the Company's profitability, meeting corporate objectives and, in certain instances, meeting specific corporate goals or completing specific programs or projects. The compensation (salary and bonuses) of the five executive officers who are not members of the Board is determined by senior management on the same subjective basis.

The Company has utilized stock options as the primary method of providing long-term incentive compensation to key employees, including executive officers, of the Company and its subsidiaries. The Company believes that stock options foster the interest of key employees in seeking long-term growth for the Company, as well as linking their interests with the overall interest of shareholders. In determining when to grant options and the size of the award to any particular executive, the Board of Directors takes into consideration factors such as the executive's position, level of responsibility, value to the Company, objectives, accomplishments and performance, the incentive and objectives intended to be provided, when the last prior option was granted to the individual, the individual's other compensation and the recommendation of senior management. No one factor is given special weight, but decisions are made based on an overall assessment of each individual. Options were granted to executive officers of the Company in fiscal 1996. No additional stock options were granted to executive officers of the Company during the 1997 fiscal year (see "Summary Compensation Table," above).

Chief Executive Officer Compensation. The fiscal 1996 base salary of William Shaw, the Company's Chief Executive Officer, remained at an annual rate of $355,000, which had been implemented during fiscal 1995. In 1997, the Board determined to award Mr. Shaw a bonus of $30,000 in light of the Company's performance.

Certain Tax Legislation. Section 162(m) of the Internal Revenue Code of 1986 ("Section 162(m)") precludes a public company from taking a federal income tax deduction for annual compensation in excess of $1,000,000 paid to its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance based compensation" is excluded from the deduction limitation. The Company believes that all or virtually all of the fiscal 1997 compensation of its executive officers, including compensation resulting from the exercise of stock options, is deductible. The Company's 1995 Non-Qualified Stock Option Plan was designed to conform with the requirements of the regulations for determining the conditions under which options are deemed "performance based compensation". Accordingly, the Board of Directors believes that the limitations on compensation deductibility under Section 162(m) will have no material effect on the Company in the foreseeable future. The Company intends to take such action as may be necessary, including obtaining shareholder approval where required, in order for compensation that may be awarded in the future not to be subject to the limitation on deductibility imposed by Section 162(m).


Board of Directors:   William Shaw        Jerome Shaw        James J. Groberg
                      Mark N. Kaplan      Irwin B. Robins    John R. Torell III

SHAREHOLDER RETURN PERFORMANCE GRAPH

The Company's Common Stock has been listed on the New York Stock Exchange (the "NYSE") since May 7, 1997, prior to which it was quoted on The Nasdaq Stock Market's National Market System (the "Nasdaq-NMS"). As a result of the change, the Company is required, under applicable Securities and Exchange Commission rules, in this year's Proxy Statement, (a) to provide a comparison of the performance of the Company's Common Stock with the market indices of both the NYSE and Nasdaq-NMS and (b) since the Company has historically provided a comparison of the performance of its Common Stock with companies quoted on the Nasdaq-NMS that have similar fiscal year-end market capitalizations, to additionally provide a similar comparison with the performance of the capital stock of companies the shares of which are traded on the NYSE.

Accordingly, the following graph compares the cumulative total shareholder return to holders of the Company's Common Stock with (a) the NYSE Stock Market Index and the Nasdaq Market Index and (b) securities of companies traded on the NYSE and quoted on the Nasdaq-NMS, in each case having market capitalizations that are within 5% of the market capitalization of the Company's Common Stock as at the end of the Company's latest fiscal year-end (these peer groups were selected by the Company because the Company operates in five diverse industries). The comparison assumes $100 was invested on November 1, 1992 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends (the Company paid no dividends during the periods):

                               [GRAPHIC OMITTED]



                                        1992   1993   1994   1995   1996    1997
                                        ----   ----   ----   ----   ----    ----
VOLT INFORMATION SCIENCES, INC.         $100   $211   $297   $533   $889  $2,299
NEW YORK STOCK EXCHANGE INDEX            100    119    123    144    176     229
NASDAQ MARKET INDEX                      100    131    140    166    194     255
PEER GROUP INDEX (NYSE)                  100    117    123    148    170     207
PEER GROUP INDEX (NASDAQ-NMS)            100    117    137    193    196     229
--------------------------------------------------------------------------------

CERTAIN TRANSACTIONS

The Company renders various payroll and related services to a corporation primarily owned by Steven A. Shaw, a Vice President of the Company, for which the Company receives an amount (approximately $4,000 in fiscal 1997) in excess of its direct costs. Such services are performed on a basis substantially similar to those performed by the Company for, and at substantially similar rates as is charged by the Company to, unaffiliated third parties. In addition, the Company rents to that corporation approximately 2,100 square feet of unused space in its El Segundo, California facility on a month-to-month basis at a rental of $1,500 per month, which the Company believes is the fair market rental for such space.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership, and reports of changes of ownership, of the Company's equity securities with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date and written representations that no reports were required, the Company believes that all reports required to be filed by such persons with respect to the Company's fiscal year ended October 31, 1997 were timely filed.

                AMENDMENT TO 1995 NON-QUALIFIED STOCK OPTION PLAN

On May 17, 1995, the Board of Directors adopted the Company's 1995 Non-Qualified Stock Option Plan (as amended to date, the "1995 Plan") which was approved by the shareholders of the Company at the Company's 1995 Annual Meeting. The 1995 Plan provides that options may be granted to key employees (including directors who are employees) of the Company or any of its subsidiaries. The Board of Directors and management of the Company believe that stock options would also further foster the interests of directors who are not employees of the Company ("Non-Employee Directors") in seeking long-term growth for the Company, as well as linking the optionee's interests with the overall interests of shareholders. An August 1996 amendment to Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3") permits directors who administer the 1995 Plan to participate in the 1995 Plan without the loss of the benefits of that Rule for the 1995 Plan as long as options granted to them are granted by non-employee directors (as defined in that Rule) or by the full Board of Directors or at least six months elapses from the date of grant before the option is exercised. Accordingly, the Board of Directors has adopted an amendment to the 1995 Plan, subject to shareholder approval, to include Non-Employee Directors within the class of persons eligible to receive grants of options under the 1995 Plan. To accomplish this change, other technical changes are being made to various provisions of the 1995 Plan to reflect the inclusion of Non-Employee Directors as eligible participants in the 1995 Plan on a similar basis as key employees.

Approval of this amendment to the 1995 Plan will require the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

The following is a summary of certain material features of the 1995 Plan as amended to include Non-Employee Directors as eligible participants.

SHARES SUBJECT TO THE 1995 PLAN

The maximum number of shares as to which options may be granted under the 1995 Plan (subject to adjustment as described below) is 1,200,000 shares of Common Stock (adjusted for the 2 for 1 stock split distributed on October 6, 1995 and the 3 for 2 stock split distributed on May 27, 1997). Through October 31, 1997, options to purchase an aggregate of 146,827 shares of the Company's Common Stock granted under the 1995 Plan had been exercised. At that date, options to purchase 527,028 shares of the Company's Common Stock were outstanding, leaving 526,145 shares available for the future grant of options. Upon expiration, cancellation or termination of unexercised options, the shares of Common Stock subject to such options will again be available for the grant of options under the 1995 Plan.

ADMINISTRATION

The 1995 Plan provides that it is to be administered by the entire Board of Directors which may delegate its powers to a committee consisting of not less than two directors, each of whom shall be a "non-employee director" within the meaning of Rule 16b-3 (the "Committee"). While the Company has a Stock Option Committee, the 1995 Plan is presently being administered exclusively by the full Board of Directors. Only the full Board of Directors may grant options to Non-Employee Directors. References below to determinations or actions by the Board of Directors shall be deemed to include determinations and actions by the Committee.

ELIGIBILITY

Prior to the proposed amendment to the 1995 Plan, participation in the 1995 Plan was limited to the key employees of the Company or of any subsidiary of the Company. The proposed amendment would permit Non-Employee Directors of the Company (of which there currently are two) to also participate in the 1995 Plan on the same basis as key employees (including those who are also directors of the Company). Approximately 250 persons are eligible to participate in the 1995 Plan.

TERMS AND CONDITIONS OF OPTIONS

Each option is evidenced by a written contract between the Company and the optionee, containing such terms and conditions not inconsistent with the 1995 Plan as may be determined by the Board of Directors (the "Contract"). Options granted under the 1995 Plan are subject to, among other things, the following terms and conditions:

     (a) The exercise price of each option is determined by the Board of Directors; provided, however, that the exercise price may not be less than 100% of the fair market value of the Common Stock on the date of grant.

     (b) Options may be granted for terms determined by the Board of Directors; provided, however, that the term may not exceed 10 years from the date of grant.

     (c) The maximum number of shares of Common Stock for which options may be granted to an optionee in any calendar year is 100,000.

     (d) The option exercise price for each option is payable in full upon exercise or, if the applicable Contract permits, in installments. Payment of the exercise price of an option may be made in cash or by certified check, or, if the applicable Contract permits, in shares of Common Stock (valued at their market price at the time of exercise of the option) or any combination thereof.

The Board of Directors may, also, in its discretion, permit payment of the exercise price of options by delivery of a properly executed exercise notice, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     (e) Options may not be transferred other than by will or by the laws of descent and distribution, and may be exercised during the optionee's lifetime only by him or her.

     (f) If the optionee's employment with the Company or service as a Non-Employee Director is terminated for any reason other than death or disability, the option may be exercised, to the extent exercisable by the optionee at the time of termination of such relationship, within three months thereafter, but in no event after the expiration of the term of the option. Options granted under the 1995 Plan are not effected by any change in the status of an optionee so long as the optionee continues to be an employee of the Company (or any parent or subsidiary of the Company) or a Non-Employee Director of the Company. However, if such relationship is terminated either for cause or without the consent of the Company, such option will terminate immediately. An optionee whose employment by the Company or service as a Non-Employee Director is terminated by reason of disability may exercise the option, to the extent exercisable on the date of termination of such relationship, within one year after such date, but in no event after the expiration of the term of the option. In the case of the death of the optionee while employed by the Company or serving as a Non-Employee Director or within three months after termination of such relationship (other than for cause or without the consent of the Company) or within one year following termination of such relationships by reason of disability, his or her legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year after death, but in no event after the expiration of the term of the option. Each of the foregoing may be modified, in the discretion of the Board of Directors, in the applicable Contract under which the option is granted.

ADJUSTMENT IN EVENT OF CAPITAL CHANGES

Appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available under the 1995 Plan, in the number and kind of shares subject to each outstanding option, in the exercise prices of such option and in the limitation of the number and kind of shares that may be granted to any employee in any calendar year in the event of any change in the Common Stock by reason of any stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination, exchange of shares or the like. In the event of the liquidation or dissolution of the Company, a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options under the 1995 Plan terminate unless other provision is made therefor in the transaction.

DURATION AND AMENDMENT OF THE 1995 PLAN

No option may be granted pursuant to the 1995 Plan after May 16, 2005. The Board of Directors may at any time terminate or amend the 1995 Plan; provided, however, that, without the approval of the Company's stockholders, no amendment may be made which would (a) increase the maximum number of shares available for the grant of options (except as a result of the anti-dilution adjustments described above), (b) materially increase the benefits accruing to participants under the 1995 Plan or (c) change the eligibility requirements for individuals who may receive options. No termination or amendment may adversely affect the rights of an optionee with respect to an outstanding option without his or her consent.

FEDERAL INCOME TAX TREATMENT

The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options, the only type of options that may be granted under the 1995 Plan. It does not purport to cover all of the special rules, including those with respect to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

An optionee will not recognize taxable income for federal income tax purposes upon the grant of an option.

Upon the exercise of an option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at the time. The Company may withhold cash and/or shares of Common Stock having an aggregate value equal to the amount which the Company determines is necessary to meet its obligation to withhold any federal, state and local taxes or other amounts incurred by reason of the exercise of an option. Alternatively, the Company may require the holder to pay the Company such amount, in cash.


If the optionee later sells shares acquired pursuant to the exercise of an option, he or she will recognize capital gain or loss in an amount equal to the difference between the selling price and the sum of the exercise price and the ordinary income recognized upon such exercise. Such gain or loss will be long-term if the shares are held more than 12 months and short-term if they are not. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain (generally with the most favorable rate applying if the shares are held more than 18 months).

PLAN BENEFITS

The grant of options under the 1995 Plan is within the discretion of the Board of Directors. Accordingly, the Company is unable to determine future options, if any, that may be granted to the persons or groups to which the following table pertains (including Non-Employee Directors). No options were granted during the Company's fiscal year ended October 31, 1997 to any Non-Employee Directors or any executive officers of the Company (including executive officers named in the Summary Compensation Table under the caption "Executive Remuneration"). The following table sets forth the number of shares of Common Stock underlying options that were granted during fiscal 1997 to other employees of the Company.

                                                      Number of Shares
                                                      Underlying
      Category of Optionee                            Options Granted
      --------------------                            ---------------

Employees as a group (6 persons)                           6,850

On January 26, 1998, Mark N. Kaplan and John R. Torell III, the Company's two present Non-Employee Directors, were each granted, subject to approval of the proposed amendment to the 1995 Plan to permit Non-Employee Directors to participate in the 1995 Plan, an option under the 1995 Plan to purchase 7,500 shares of Common Stock at an exercise price of $40.03 per share, 100% of the average of the high and low sales prices of the Common Stock on the NYSE on that date. Each option has a ten year term and is exercisable as to one-fifth of the number of shares subject to the option annually, on a cumulative basis, commencing one year after the date of grant.

The closing market price per share of Common Stock as of February 23, 1998 on the NYSE was $49.75.

                      RATIFICATION OF SELECTION OF AUDITORS

The Board of Directors of the Company has, subject to shareholder ratification, selected Ernst & Young LLP, independent public accountants, to audit the Company's financial statements for the fiscal year ending October 30, 1998. A resolution will be submitted to shareholders at the Annual Meeting for such ratification. The affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy will be required to adopt this resolution. The
Board of Directors recommends a vote "FOR" this resolution. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Ernst & Young LLP has indicated to the Company that it intends to have a representative present at the Annual Meeting who will be available to respond to appropriate questions. Such representative will have the opportunity to make a statement if he or she so desires. If the resolution selecting Ernst & Young LLP as independent public accountants is adopted by shareholders, the Board of Directors nevertheless retains the discretion to select different auditors should it then deem it in the Company's best interests. Any such future selection need not be submitted to a vote of shareholders.

                                  MISCELLANEOUS

New York law permits a corporation to purchase insurance covering a corporation's obligation to indemnify directors and officers and also covering directors and officers individually, subject to certain limitations, in instances in which they may not otherwise be indemnified by the corporation. In March 1997, the Company renewed, for a period of three years, insurance policies from National Union Fire Insurance Company of Pittsburgh, PA, Federal Insurance Company and Columbia Casualty Company covering reimbursement to the Company for any obligation it incurs as a result of indemnification of officers and directors and also covering indemnification for officers and directors individually in certain cases where additional exposure might exist. The annual premium cost of such policies to the Company is $218,074.

From time to time shareholders may present for consideration at meetings of shareholders proposals which may be proper subjects for inclusion in the proxy statement and form of proxy distributed in connection with such meetings. In order to be so included, such proposals must be submitted in writing on a timely basis. Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company by October 31, 1998. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1221 Avenue of the Americas, New York, New York 10020-1579.

The Company's By-Laws, as amended, require shareholders who intend to nominate directors or propose business at any annual meeting to provide advance notice of such intended action, as well as certain additional information, to the Company. Such notice and information should be provided to the Secretary of the Company at 1221 Avenue of the Americas, New York, New York 10020-1579. Such notice and information must be received by the Company not less than 120 nor more than 150 days prior to the anniversary date of the notice of the annual meeting of shareholders held in the immediately preceding year. However, in the event the date of the annual meeting is changed by more than 30 days from the one year anniversary date of the date the annual meeting was held in such immediately preceding year and less than 130 days informal notice to shareholders or other public disclosure of the date of the annual meeting in the current year is given or made, advance notice of nominations or business proposed by a shareholder must be received by the Company not later than the close of business on the tenth calendar day following the date on which formal or informal notice or public disclosure of the date of the annual meeting is mailed or otherwise first publicly announced, whichever first occurs. Copies of the By-Law provision is available upon request made to the Secretary of the Company.

                                              By Order of the Board of Directors

                                                       Jerome Shaw,
                                                        Secretary
New York, New York
February 27, 1998

                                 REVOCABLE PROXY
                         VOLT INFORMATION SCIENCES, INC.

                                     E S O P

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

SOLICITED ON BEHALF OF THE BOARD OF 1. The election of the following as DIRECTORS FOR ANNUAL MEETING OF nominees to serve as Class I directors
SHAREHOLDERS  OF  VOLT  INFORMATION    (except as marked to the contrary below):
SCIENCES, INC.
                                       Irwin B. Robins, John R. Torell III, Mark
The  undersigned   hereby  appoints    N. Kaplan
WILLIAM   SHAW  and  JEROME   SHAW,
jointly and severally, Proxies with          [_]       [_]       [_]
full power of substitution, to vote          For       With-     For All
on behalf of the undersigned at the                    hold      Except
Annual Meeting of  Shareholders  of
VOLT INFORMATION SCIENCES, INC. to INSTRUCTION: To withhold authority to be held on April 21, 1998, and at vote for any individual nominee, mark
adjournments    or    postponements    "For All Except" and write that nominee's
thereof,   as  indicated  upon  the    name in the space provided below.
following  matters as  described in
the   Notice   of    Meeting    and    -----------------------------------------
accompanying     Proxy    Statement
related to such meeting, receipt of 2. The proposal to approve an amendment which is acknowledged, and with to the Company's 1995 Non-Qualified Stock discretionary power upon such other Option Plan that authorizes the granting business as may come before the of options thereunder to non-employee
meeting, according to the number of    directors of the Company.
votes   and   as   fully   as   the
undersigned  would be  entitled  to          [_]       [_]       [_]
vote if personally present,  hereby          For     Against   Abstain
revoking   any   prior   Proxy   or
Proxies.                               3. The  proposal  to ratify the action of
                                       the  Board  of  Directors  in  appointing
                                       Ernst  &  Young  LLP  as  the   Company's
                                       independent auditors for the fiscal year ending October 30, 1998.

                                             [_]       [_]       [_]
                                             For     Against   Abstain

                                       The Board of Directors  recommends a vote
                                       for the election of each nominee to serve
---------------------------------|     as a director  and for  Proposals 2 and 3
Please be sure to sign and | Date|     set forth in this Proxy.
       date this Proxy.    |     |
---------------------------|-----|     Each  properly  executed  Proxy  will  be
                                 |     voted    in    accordance     with    the
                                 |     specifications    made   above.   If   no
--Shareholder sign above---------|     specification   is   made,   the   shares
  Co-holder (if any) sign above        represented  by this  Proxy will be voted
                                       FOR the election of all listed nominees, FOR Proposal 2 and FOR Proposal 3.

                                       The Submission Of This Proxy, If Executed
                                          Properly, Revokes All Prior Proxies.


    Detach above card, sign, date and mail in postage paid envelope provided.


                         VOLT INFORMATION SCIENCES, INC.
--------------------------------------------------------------------------------
NOTE:  Please sign your name or names exactly as set forth  hereon.  For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.
                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                                REVOCABLE PROXY
                         VOLT INFORMATION SCIENCES, INC.

                                     4 0 1 K

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


SOLICITED ON BEHALF OF THE BOARD OF 1. The election of the following as DIRECTORS FOR ANNUAL MEETING OF nominees to serve as Class I directors
SHAREHOLDERS  OF  VOLT  INFORMATION    (except as marked to the contrary below):
SCIENCES, INC.
                                       Irwin B. Robins, John R. Torell III, Mark
The  undersigned   hereby  appoints    N. Kaplan
WILLIAM   SHAW  and  JEROME   SHAW,
jointly and severally, Proxies with          [_]       [_]       [_]
full power of substitution, to vote          For       With-     For All
on behalf of the undersigned at the                    hold      Except
Annual Meeting of  Shareholders  of
VOLT INFORMATION SCIENCES, INC. to INSTRUCTION: TO withhold authority to be held on April 21, 1998, and at vote for any individual nominee, mark
adjournments    or    postponements    "For All Except" and write that nominee's
thereof,   as  indicated  upon  the    name in the space provided below.
following  matters as  described in    -----------------------------------------
the   Notice   of    Meeting    and
accompanying Proxy Statement 2. The proposal to approve an amendment related to such meeting, receipt of to the Company's 1995 Non-Qualified Stock which is acknowledged, and with Option Plan that authorizes the granting discretionary power upon such other of options thereunder to non-employee
business  as may  come  before  the    directors of the Company.
meeting, according to the number of
votes   and   as   fully   as   the          [_]       [_]       [_]
undersigned  would be  entitled  to          For     Against   Abstain
vote if personally present,  hereby
revoking   any   prior   Proxy   or    3. The  proposal  to ratify the action of
Proxies.                               the  Board  of  Directors  in  appointing
                                       Ernst  &  Young  LLP  as  the   Company's
                                       independent auditors for the fiscal year ending October 30, 1998.

                                             [_]       [_]       [_]
                                             For     Against   Abstain

                                       The Board of Directors  recommends a vote
                                       for the election of each nominee to serve
---------------------------------|     as a director  and for  Proposals 2 and 3
Please be sure to sign and | Date|     set forth in this Proxy.
       date this Proxy.    |     |
---------------------------|-----|     Each  properly  executed  Proxy  will  be
                                 |     voted    in    accordance     with    the
                                 |     specifications    made   above.   If   no
--Shareholder sign above---------|     specification   is   made,   the   shares
  Co-holder (if any) sign above        represented  by this  Proxy will be voted
                                       FOR the election of all listed nominees, FOR Proposal 2 and FOR Proposal 3.

                                       The Submission Of This Proxy, If Executed
                                          Properly, Revokes All Prior Proxies.


    Detach above card, sign, date and mail in postage paid envelope provided.

                         VOLT INFORMATION SCIENCES, INC.
--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------

                                 REVOCABLE PROXY
                         VOLT INFORMATION SCIENCES, INC.

                                     COMMON

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

SOLICITED ON BEHALF OF THE BOARD OF 1. The election of the following as DIRECTORS FOR ANNUAL MEETING OF nominees to serve as Class I directors
SHAREHOLDERS  OF  VOLT  INFORMATION    (except as marked to the contrary below):
SCIENCES, INC.
                                       Irwin B. Robins, John R. Torell III, Mark
The  undersigned   hereby  appoints    N. Kaplan
WILLIAM   SHAW  and  JEROME   SHAW,
jointly and severally, Proxies with          [_]       [_]       [_]
full power of substitution, to vote          For       With-     For All
on behalf of the undersigned at the                    hold      Except
Annual Meeting of  Shareholders  of
VOLT INFORMATION SCIENCES, INC. to INSTRUCTION:To withhold authority to vote be held on April 21, 1998, and at for any individual nominee, mark "For All
adjournments    or    postponements    Except" and write that  nominee's name in
thereof,   as  indicated  upon  the    the space provided below.
following  matters as  described in    -----------------------------------------
the   Notice   of    Meeting    and
accompanying Proxy Statement 2. The proposal to approve an amendment related to such meeting, receipt of to the Company's 1995 Non-Qualified Stock which is acknowledged, and with Option Plan that authorizes the granting discretionary power upon such other of options thereunder to non-employee
business  as may  come  before  the    directors of the Company.
meeting, according to the number of
votes   and   as   fully   as   the          [_]       [_]       [_]
undersigned  would be  entitled  to          For     Against   Abstain
vote if personally present,  hereby
revoking   any   prior   Proxy   or    3. The  proposal  to ratify the action of
Proxies.                               the  Board  of  Directors  in  appointing
                                       Ernst  &  Young  LLP  as  the   Company's
                                       independent auditors for the fiscal year ending October 30, 1998.

                                             [_]       [_]       [_]
                                             For     Against   Abstain

                                       The Board of Directors  recommends a vote
                                       for the election of each nominee to serve
---------------------------------|     as a director  and for  Proposals 2 and 3
Please be sure to sign and | Date|     set forth in this Proxy.
       date this Proxy.    |     |
---------------------------|-----|     Each  properly  executed  Proxy  will  be
                                 |     voted    in    accordance     with    the
                                 |     specifications    made   above.   If   no
--Shareholder sign above---------|     specification   is   made,   the   shares
  Co-holder (if any) sign above        represented  by this  Proxy will be voted
                                       FOR the election of all listed nominees, FOR Proposal 2 and FOR Proposal 3.

                                       The Submission Of This Proxy, If Executed
                                          Properly, Revokes All Prior Proxies.

    Detach above card, sign, date and mail in postage paid envelope provided.

                         VOLT INFORMATION SCIENCES, INC.
--------------------------------------------------------------------------------
NOTE: Please sign your name or names exactly as set forth hereon. For jointly owned shares, each owner should sign. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies executed by corporations should be signed by a duly authorized officer.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------